ARNOLD INDUSTRIES, INC.
                           AND SUBSIDIARIES
                        625 SOUTH FIFTH AVENUE
                            P. O. BOX 210
                  LEBANON, PENNSYLVANIA  17042-0210


               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD WEDNESDAY, MAY 5, 1999

TO THE SHAREHOLDERS:

     The Annual Meeting of the Shareholders of Arnold Industries, Inc. (herein called the "Company" or "Arnold Industries") will be held at the Lebanon Country Club, 3375 West Oak Street, Lebanon, Pennsylvania, on Wednesday, May 5, 1999, at 10:00 o'clock a.m., prevailing time, for the following purposes:

(1)  To elect three (3) directors to serve until the Annual
     Meeting of Shareholders in 2001;

(2) To consider and act upon a proposal to amend and restate the Company's Bylaws in accordance with the form of Bylaws attached hereto as Appendix 1; and

(3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on March 26, 1999, as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the meeting. Management of the Company extends a cordial invitation to all shareholders to attend the meeting.

     The Annual Report of the Company for 1998 is enclosed herewith.

                 By Order of the Board of Directors,

                            HEATH L. ALLEN
                              Secretary

Lebanon, Pennsylvania
April 2, 1999



TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE-PAID, PRE-ADDRESSED ENVELOPE ENCLOSED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                       ARNOLD INDUSTRIES, INC.

                        625 South Fifth Avenue
                             P.O. Box 210
                  Lebanon, Pennsylvania  17042-0210


                           PROXY STATEMENT
                                 FOR
        ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 5, 1999

GENERAL

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Registrant, Arnold Industries, Inc. (herein called the "Company" or "Arnold Industries") of proxies for use at the Annual Meeting of Shareholders to be held on Wednesday, May 5, 1999, at 10:00 a.m. prevailing time, at the Lebanon Country Club, 3375 West Oak Street, Lebanon, Pennsylvania, and at any adjournment or adjournments thereof. This proxy statement and the accompanying form of proxy are being mailed to shareholders on or about
April 2, 1999.

     A form of proxy is enclosed for use at the Annual Meeting. When the enclosed form of proxy is signed, dated and returned, the shares represented thereby will be voted in accordance with the instructions specified thereon. If no instructions are given, the shares will be voted for the election of the nominees for directors named below and, in the discretion of the proxies, upon such other matters as may properly come before the Annual Meeting. Any shareholder executing a form of proxy may revoke that proxy at any time before it is voted at the meeting.

     The entire cost of soliciting proxies will be borne by the Company, including postage, printing and handling.

     The Company's Annual Report for 1998, including financial statements, accompanies this meeting notice, proxy statement and form of proxy.

VOTING SECURITIES AND RECORD DATE

     The Board of Directors has fixed the close of business on March 26, 1999, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting of Shareholders or any adjournment or adjournments thereof. Shareholders as of that date will receive the Notice of Annual Meeting of Shareholders, the Proxy Statement, and the Annual Report of the Company. As of March 26, 1999, there were 24,830,126 shares of Common Stock issued and outstanding and entitled to notice of, and to vote at, the Annual Meeting of Shareholders. There are no other classes of stock outstanding. Each share of Common Stock is entitled to one vote on each matter properly submitted to the shareholders for action at the Annual Meeting. Shareholders have cumulative voting rights with respect to the election of directors. That is, every shareholder entitled to vote shall have the right to multiply the number of shares which the shareholder is entitled to vote by the total number of directors to be elected and to cast the total number of such votes for one candidate or distribute them among any two or more candidates.

VOTE REQUIRED

     The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of stock entitled to vote at the meeting is necessary to constitute a quorum. The Company will treat shares of voting stock represented by a properly signed, dated and returned proxy as present at the meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the Company will treat shares of voting stock represented by "broker non-votes" (i.e., shares of voting stock held in record name by brokers or nominees as to which
(i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power, and (iii) the recordholder has indicated on the proxy card or otherwise notified the Company that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum.

     The nominees for the Board of Directors receiving a plurality of the votes cast will be elected as Directors.
Abstentions and broker non-votes do not have the effect of negative votes in respect to the foregoing matters.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND
CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of March 1, 1999 (unless otherwise noted), with regard to persons with beneficial ownership of five percent (5%) or more of Arnold
Industries' outstanding stock:

 Title of       Name and Address of      Beneficially    Percent of
 Class          Beneficial Owner         Owned           Class
 Common Stock   Edward H. Arnold
                Lebanon, PA              4,471,846 <FN1>   17.9%

 Common Stock   FMR Corp.
                Boston, MA               2,343,500 <FN2>    9.4%

 Common Stock   Royce & Associates, Inc.
                Royce Management Company
                New York, NY             1,473,696 <FN3>    5.9%

 Common Stock   Moriah Fund, Inc.
                Real Silk Investments, Inc.
                Daniel R. Efroymson
                Mary Ann Stein
                Indianapolis, IN         1,405,389 <FN4>    5.6%
               Percent
_________________________

<FN1>  The shares shown include 175,000 non-qualified stock options held by Mr. Arnold.

<FN2>  Based on information supplied pursuant to Form 13G for the year ended 12/31/98, management is advised that Edward C.
       Johnson 3rd and Abigail P. Johnson, husband and wife, and other Johnson family members may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp. Neither FMR Corp. nor Edward C.
       Johnson 3rd, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares beneficially owned by FMR Corp. Said power resides with the Board of Trustees of various investment funds controlled by FMR Corp., and FMR
       Corp. carries out the voting of the shares pursuant to written guidelines provided by the funds' Boards of Trustees.

<FN3>  Based on information supplied pursuant to Form 13G for the year ended 12/31/98, management is advised that Royce &
       Associates, Inc. exercises sole dispositive and voting power over 1,443,696 shares, and that Royce Management Company exercises sole dispositive and voting power over 30,000 shares. Management is further advised that Charles M. Royce may be deemed to beneficially own the shares of stock in the Company owned by Royce & Associates, Inc. and Royce
       Management Company as the controlling person of said entities.

<FN4>  Based on information supplied pursuant to separately filed
       Forms 13-G for the year ended 12/31/98, management is advised that Moriah Fund, Inc., Real Silk Investments, Inc.,
       Daniel R. Efroymson and Mary Ann Stein exercise sole dispositive and voting power over 632,933, 600,000, 36,130 and 10,648 shares, respectively, and that Daniel R.
       Efroymson exercises shared voting and dispositive power with Real Silk Investments, Inc. over 113,530 shares, and that
       Mary Ann Stein exercises shared voting and dispositive power with Moriah Fund, Inc. over 12,148 shares. The separately filed Forms 13-G state that the four (4) parties in interest, though filing as two (2) subgroups, may be deemed to be part of the combined group for reporting greater than 5% ownership of the Company.

     The following table sets forth certain information as of March 1, 1999, with respect to the beneficial ownership of the outstanding common stock of Arnold Industries by the persons named therein who are board nominees or directors who will continue in office, named executive officers and all directors and executive officers as a group as reported by each person:

                                     Amount             Percent
 Title of       Name and Address     Beneficially       of
 Class          of Beneficial Owner  Owned              Class
 Common Stock   E.H. Arnold         4,471,846 <FN1>       17.90%

 Common Stock   Kenneth F. Leedy      417,100 <FN2>        1.60%

 Common Stock   Heath L. Allen        284,470 <FN3>        1.10%

 Common Stock   Ronald E. Walborn     322,840 <FN4>        1.25%

 Common Stock   Arthur L. Peterson      6,300                *

 Common Stock   Carlton E. Hughes      12,000 <FN5>          *

 Common Stock   Donald G. Johnson      83,900 <FN6>          *

 Common Stock   Directors and
                Officers as a Group
                (7 in number)       5,598,456 <FN7>       21.90%

* less than 1.0%
____________________

<FN1>  See Note (1) of the immediately preceding table.

<FN2>  The shares shown include 251,200 shares covered by incentive and non-qualified stock option(s).

<FN3>  The shares shown include 108,400 shares covered by incentive and non-qualified stock option(s) and 109,870 shares held jointly by Mr. Allen and his spouse.

<FN4>  The shares shown include 108,400 shares covered by incentive and non-qualified stock option(s) and 6,140 shares held for Mr. Walborn's segregated account of Walborn Shambach
       Associates Profit Sharing Trust.

<FN5>  The shares shown include 2,000 shares covered by non-
       qualified stock option(s) and 5,000 shares held jointly by Mr. Hughes and his spouse.

<FN6>  The shares shown include 78,200 shares covered by incentive stock options.

<FN7>  The totals include the named individuals who exercise sole voting and dispositive power over the shares shown unless otherwise indicated. See also Notes (1) through (6) above.


                              DIRECTORS

     The Board of Directors is the ultimate governing body of the Company. As such, it has the responsibility for establishing broad corporate policies and objectives and for the overall performance of the Company. Management is accountable to the Board of Directors for the satisfactory conduct of the Company's day-to-day business. Members of the Board are kept informed of the Company's principal activities and plans by various reports and documents sent to them each month, as well as by operating and financial reports and analyses.

     The Bylaws of the Company provide that the Board of Directors shall consist of not less than three (3) nor more than seven (7) members, and that the directors shall be divided into two classes as nearly equal in number as possible. The term of office of each class of directors is two years, and the term of office of the two classes overlap. Pursuant to the Company's Bylaws, the Board of Directors has fixed its size at six (6). At the Annual Meeting, three (3) directors are to be elected to hold office until the 2001 Annual Meeting of Shareholders. After the election of three (3) directors at the meeting, the Company will have six (6) directors, including three (3) directors whose present terms extend until the 2000 Annual Meeting of Shareholders.

     In the absence of instructions to the contrary, proxies received pursuant to this solicitation will be voted for the election of Kenneth F. Leedy, Heath L. Allen and Carlton E. Hughes as directors to hold office until the 2001 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Carlton E. Hughes has advised the Company that he is unlikely to serve as a director for another full two (2) year term, and the Company is now considering suitable candidates to fill the vacancy should Mr. Hughes elect to resign from the Board during the course of his term. Each nominee is presently a director and was elected to his present term of office by the stockholders. There are no arrangements or understandings between any director and any other person pursuant to which he was selected as a director.

     If anyone other than the nominees named below should be nominated for election as a director, the proxies may be voted cumulatively in accordance with the judgment of the persons named therein, so as to elect as directors as many of the nominees listed below as possible. In the event that any nominee declines or is unable to serve as a director (which is not anticipated), the persons named in the accompanying form of proxy shall have full discretion and authority to vote or refrain from voting for such substitute nominee, if any, as may be designated by the Board of Directors.

     Set forth below is information regarding the nominees and the directors who will continue in office on the Company's Board. Such information includes their names and ages, the principal occupation or employment of each such person during the past five years, including all positions and offices with the Company, and directorships held by such persons in other public companies, if any. Also shown is the year during which each incumbent began continuous service as a director of Arnold Industries, Inc. and/or its predecessor, New Penn Motor Express, Inc. (herein called "New Penn"). On April 1, 1982, each person who was then a director of New Penn also became a director of the Company as a result of the plan of reorganization and merger approved by New Penn's shareholders on March 24, 1982, pursuant to which New Penn became a wholly-owned subsidiary of the Company.

     The Board of Directors of the Company meets on a regularly scheduled basis and, during 1998, met on six separate occasions.


                  TO BE ELECTED FOR A TWO-YEAR TERM

HEATH L. ALLEN:  71, Director since 1972
     Partner of Keefer Wood Allen & Rahal, LLP (Attorneys);
     Secretary (1982 to present) of Arnold Industries; Secretary
     (1972 to present) of New Penn.

KENNETH F. LEEDY:  57, Director since 1980
     Executive Vice President (1986 to 1996) and Vice President-Operations (1982 to 1986) of Arnold Industries; President (1996 to present), Executive Vice President (1983 to 1996) and Vice President-Operations (1975 to 1983) of New Penn.

CARLTON E. HUGHES:  67, Director since 1988
     Chairman of Stewart-Amos Steel, Inc.; President and
     Treasurer of Stewart-Amos Equipment Co. until 1993.
     Mr. Hughes is also a director of IREX Corp.

                        TO CONTINUE IN OFFICE

EDWARD H. ARNOLD:  59, Director since 1969
     President and Chairman of the Board (1982 to present) of Arnold Industries; President (1974 to 1997) and Treasurer
     (1974 to 1982) of New Penn.

RONALD E. WALBORN:  62, Director since 1972
     President and Treasurer of Walborn Shambach Associates (Accountants); CFO (1997 to present); Treasurer (1982 to present) of Arnold Industries; Treasurer (1982 to 1997) and Assistant Treasurer (1980 to 1982) of New Penn; Secretary and Treasurer of Arnold Transportation Services, Inc. (1997 to present).

ARTHUR L. PETERSON:  72, Director since 1988
     Scott Professor of Leadership Studies, Rocky Mountain College, Billings, Montana (1998 to present); President of Center for the Study of the Presidency, New York, New York (1997 to 1998); Executive Director of the Florida Association of Colleges and Universities (1994 to 1997); Director of the Academy of Senior Professionals, Eckerd College, St. Petersburg, Florida (1987 to 1994); President of Lebanon Valley College, Annville, Pennsylvania (1983 to
     1987).

     The Board of Directors has established an Audit Committee. The functions of the Audit Committee are to recommend the engagement of the Company's independent auditors and to review with them the plan and scope of their audit for each year, the status of their audit during the year, the results of such audit when completed, and their fees for services performed. The Committee will also review with the Company's accountants the plan, scope and results of their operations and discuss with each group independently of the other any recommendations or matters which either considers to be of significance. The present members of the Audit Committee are Carlton E. Hughes (who is Chairman), Arthur L. Peterson and Heath L. Allen. The Audit Committee met once in 1998.

     The Board has established a Compensation Committee. The primary function of the Compensation Committee is to review and to make recommendations on executive officer compensation. The present members of the Compensation Committee are Carlton E. Hughes and Arthur L. Peterson. The Compensation Committee met one time in 1998. The Board does not have a standing Nominating Committee.

     Heath L. Allen who serves as Secretary and Director, and Ronald E. Walborn who serves as CFO, Treasurer and Director for the Company each received a flat fee of $10,000 for their services in 1998. Directors who are not also officers of the Company are paid $5,000 per year and a fee of $500 for each meeting of the Board of Directors attended, together with the expenses of attendance.

                          EXECUTIVE OFFICERS

     Executive officers are appointed by the Board of Directors and serve at the pleasure of the Board. There are no arrangements or understandings between any executive officer and any other person pursuant to which the executive officers are selected. Set forth below is information on the executive officers of the Company, including age and principal occupation or employment during the past five years and all positions with the Company.

EDWARD H. ARNOLD:  59,
     President and Chairman of the Board (1982 to present) of Arnold Industries; President (1974 to 1998) and Treasurer
     (1974 to 1982) of New Penn.

KENNETH F. LEEDY:  57,
     Executive Vice President (1986 to 1996) and Vice President-Operations (1982 to 1986) of Arnold Industries; President (1996 to present), Executive Vice President (1983 to 1996) and Vice President-Operations (1975 to 1983) of New Penn.

DONALD G. JOHNSON: 44,
     Senior Vice President (1998 to present) of Arnold
     Industries, Inc.

HEATH L. ALLEN:  71,
     Partner of Keefer Wood Allen & Rahal, LLP (Attorneys);
     Secretary (1982 to present) of Arnold Industries; Secretary
     (1972 to present) of New Penn.

RONALD E. WALBORN:  62,
     President and Treasurer of Walborn Shambach Associates (Accountants); CFO (1998 to present); Treasurer (1982 to present) of Arnold Industries; Treasurer (1982 to 1998) and Assistant Treasurer (1980 to 1982) of New Penn.; Secretary and Treasurer of Arnold Transportation Services, Inc. (1998 to present).

              EXECUTIVE COMPENSATION AND OTHER BENEFITS

     The following table sets forth information concerning compensation paid or accrued by the Company and its subsidiaries during the fiscal year ended December 31, 1998, to or for the chief executive officer and each of the executive officers of the Company whose cash compensation exceeded $100,000:

                      SUMMARY COMPENSATION TABLE

                               Annual Compensation                    Long Term Compensation
                                                        Other                Awards              All other
       Name and          Year   Salary ($) Bonus($)    annual                                    compensa-
    Principal Position                                 compensa-      Restricted    Options      tion <FN1>
                                                                      stock awards
                                                                           ($)

 EDWARD H. ARNOLD         1998  187,200   500,000          -                -           -        15,780
 President and Chairman   1997  190,804   500,000          -                -        175,000     15,930
 of the Board             1996  187,200   200,000          -                -           -        14,865

 KENNETH F. LEEDY         1998  166,400   400,000          -                -           -        15,780
 Executive Vice President 1997  169,600   400,000          -                -        100,000     15,930
                          1996  166,400   300,000          -                -           -        14,865

 DONALD G. JOHNSON        1998  108,890    71,276          -                -          6,000     15,780
 Senior Vice President    1997  108,091    82,341          -                -         25,000     15,930


<FN1>  Represents amounts credited to the accounts of the
       named individuals pursuant to their respective profit-sharing or retirement plan. The amounts accrued under these plans are based on fair market value of the assets of the trust as determined by the Trustee on December 31 of the respective years for which the information is supplied.


     Stock Options. The Arnold Industries, Inc. 1997 Stock Option Plan (the "1997 Plan"), is designed to promote continuity of management and to increase incentive for those primarily responsible for the Company's long-range financial success. The aggregate number of shares for which options may be granted under the 1997 Plan is 2,000,000. As of December 31, 1998, options for 840,000 shares were outstanding to approximately 275 employees under the 1997 Stock Option Plan. Options for 818,100 shares remain outstanding under the 1987 Stock Option Plan and are held by approximately 120 employees and/or consultants.

     The options may be incentive stock options, which qualify for certain tax benefits (relating primarily to the deferral of gain recognition until the underlying stock is sold and the treatment of same as a capital gain as opposed to ordinary income), or non-qualified options, which do not qualify as incentive stock options. Both incentive stock options and non-qualified stock options must be granted at not less than the fair market value of the stock on the date granted. The Company may take a deduction for gain realized by its employee upon the exercise of a non-qualified option. Generally this is not so in the case of an incentive stock option. Options generally are non-transferable, conditioned upon continued employment with the Company and expire within 10 years of grant or upon stated occurrences. Other option terms may vary depending upon provisions of the specific option agreement. On June 28, 1991, and on July 13, 1995, the Company filed S-8 Registration Statements for Company stock subject to the 1987 Plan.

     Stock options were granted to and exercised by several of the Company's executive officers in fiscal year 1998. The tables on the next page show information regarding stock options held by the Company's executive officers.

          AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES

                                                             Number of           Value of
                        Shares                            unexercised         unexercised
     Name            acquired on       Value realized     Options/SARs        in-the-money
                     exercise (#)            ($)           at FY-End (#)      Options/SARs
                                                          exercisable/        at FY-End ($)
                                                          unexercisable       exercisable/
                                                             <FN1>            unexercisable

 EDWARD H. ARNOLD      -                   -               175,000/0                 -

 KENNETH F. LEEDY      -                   -               125,676/125,524     513,289/428,846

 HEATH L. ALLEN      19,140              225,692            58,400/50,000      234,500/196,875

 RONALD E. WALBORN   30,000              353,750            58,400/50,000      234,500/196,875

 DONALD G. JOHNSON    2,400               27,700            16,756/61,444       47,040/191,373

<FN1>    Adjusted for stock splits.


     Supplemental Retirement Plan. In 1980, in order to recognize past effort and to encourage future effort, New Penn implemented a supplemental retirement plan. This plan provides to 62 individuals certain retirement, disability and death benefits, which are available only if the individual is working for Arnold Industries or one of its subsidiaries at retirement, disability or death. Retirement benefits would commence five years after retirement, but not before age 65, and are conditioned on an absence of competitive employment for two years after retirement. Retirement benefits are payable monthly for ten years. Monthly disability and pre-retirement death benefits are one-half of retirement benefits, but are payable for twenty years. The Company is responsible for the full cost of the plan, with no contributions from the participants. The net pension cost for this plan was $155,495 for 1998.

     The monthly retirement benefits involve six different categories: (1) $1,666.67, (2) $1,250.00, (3) $1,041.67, (4) $833.33,
(5) $625.00 and (6) $416.67. Category (1) covers Messrs. Arnold and Leedy and 3 non-directors; category (2) includes Messrs. Allen and Walborn and 5 non-directors; category (3) covers 3 other individuals; and categories (4) through (6) cover 47 individuals. The Board of Directors may from time to time add additional individuals to the plan, and may change the categories of participants to increase benefits.

                          PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on its common stock with: (i) the cumulative total return of a broad market index (i.e. NASDAQ MARKET INDEX) and (ii) the cumulative total return of a published industry or line-of-business index weighted for market capitalization (i.e., the SIC CODE 4213 INDUSTRY
GROUP - TRUCKING, EXCEPT LOCAL). This group is composed of the following entities: Aasche Transport Service; Allied Holdings, Inc.; American Freightways Corporation; Ampace Corporation; Arkansas Best Corporation; Arnold Industries, Inc.; Boyd Bros. Transport, Inc.; Builders Transport, Inc.; Cannon Express Inc.
CL A; CNF Transportation, Inc.; Consol Delivery & Logistics; Consolidated Freight Corporation; Covenant Transport CL A; Forward Air Corporation; Frozen Food Express Industries; FRP Properties, Inc.; Heartland Express, Inc.; Intrenet, Inc.; J.B. Hunt Transport Services, Inc.; Jevic Transportation; Kenan Transport Company; KLLM Transport Services, Inc.; Knight Transportation; Landair Corporation; Landstar System, Inc.; Lynch Corporation; M.S. Carriers, Inc.; Mark VII, Inc.; Marten Transport, Ltd.; Matlack Systems, Inc.; Morgan Group, Inc. CL A; Motor Cargo Industries, Inc.; MTL, Inc.; Old Dominion Freight Line; OTR Express, Inc.; PAM Transportation Services; Polar Express Corporation; Roadway Express, Inc.; Simon Transport Services CL A; Smith Motor Xpress A; Swift Transportation Co.; Trailer Bridge, Inc.; Transfinancial Holdings, Inc.; Transport Corporation of America; Trism, Inc.; U.S. Xpress Enterprises CL A; USA Truck, Inc.; US Freightways Corporation; Vitran Corporation; Werner Enterprises, Inc.; and Yellow Corporation. Cumulative returns for the Company and both indices were calculated assuming dividend reinvestment.



                         GRAPH AND POINT DATA
    5-YEAR CUMULATIVE TOTAL RETURN AMONG ARNOLD INDUSTRIES, INC.,
                NASDAQ MARKET INDEX AND SIC CODE INDEX

                        ---------------------FISCAL YEAR ENDING---------------
COMPANY                  1993      1994      1995      1996      1997    1998

 ARNOLD IND INC          100.00   100.80     86.49     81.32    90.68    87.31
 TRUCKING, EXCEPT LOCAL  100.00    96.14     81.51     76.99   111.25   107.04
 NASDAQ MARKET INDEX     100.00   104.99    136.18    169.23   207.00   291.96


                    ASSUMES $100 INVESTED ON JAN. 1, 1993
                        ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING DEC. 31, 1998


                   REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee's primary function is to review and to make recommendations to the Board on executive officer compensation. The present members of the Compensation Committee are Carlton E. Hughes and Arthur L. Peterson, both of whom are non-employee "independent" directors of the Company. The Compensation Committee has reviewed the Company's policies on executive officer compensation and the compensation paid to the Company's executive officers for fiscal year 1998 and reports as set forth below.

     The Company's executive compensation policy is to provide competitive levels of total compensation in order to attract, motivate and retain skilled executive personnel, to recognize and reward individual initiative and achievements and to promote above average corporate performance. The Company also endorses the proposition that stock ownership in the Company by its employees and executive personnel and stock-based compensation arrangements are extremely beneficial in aligning the interests of its employees and management with its shareholders in maximizing Company value.

     The basic methods by which the Company compensates its executive officers and implements the aforementioned policy are those of annual salary, annual cash bonus and stock option grants made pursuant to the Company's 1997 Stock Option Plan. The Company also maintains a supplemental retirement plan for some 62 key employees (including its executive officers) to augment its profit-sharing/retirement plan, generally available to all eligible employees. Information on the Company's 1987 and 1997 Stock Option Plans can be found on page 6 of the proxy statement. Further information on the supplemental retirement plan and its benefits to the existing officers is found on page 7 of the statement. The Company has not yet adopted a policy with respect to the $1,000,000 limitation on deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended.

     The Committee believes that the base salaries of the Company's principal executive officers are in the median range for the trucking industry. The Company utilizes cash bonus and stock option elements to reward superior performance. The Company considers the desires of the executive and the needs of the Company in determining the overall compensation package and the executive's stock and option holdings in adjusting the mixture between the cash bonus and stock option elements on a yearly basis. In 1998, the Company utilized annual salary, annual cash bonus awards and stock options.

     The Company looks to both quantitative and qualitative factors in determining the job performance of all of its employees, including executive officers. The primary quantitative criteria applied to its executive officers are Company return on shareholder investment, net earnings, revenue and cost trends. Internal quantitative criteria such as adherence to, or improvement on, operating budgets or Company specific goals, including revenue and earnings targets and cost or claims reduction projects are also considered, when applicable. Qualitative factors such as the ability to motivate others, to adapt and accomplish new tasks and to assist in both short and long range strategic planning for the Company, as well as the officer's internal performance history, are also considered in arriving at appropriate overall compensation levels. The Company has not established a specific mathematic weighting or formula for application of these principles. These criteria are applied on a subjective basis from year to year and were given roughly equal weight in 1998's determinations.

     Application of the foregoing criteria to Edward H. Arnold, the Company's chief executive officer, supports placing Mr. Arnold's total compensation package in the median range of compensation in comparison to amounts paid to his counterparts in the trucking industry. Because the Company generated net earnings increases in 1998 as compared to prior years, the Committee believes that Mr. Arnold's compensation package for 1998 was appropriately maintained at the median level of compensation, albeit slightly lower than the level of compensation paid during 1997. In terms of qualitative factors, Mr. Arnold continues his leadership role in strategic planning and remains an exceptional motivating force among the Company's executive officers and personnel, emphasizing a commitment to continuous improvement in customer service and cost efficiency.

     In quantitative terms, the Company again achieved new highs in annual revenues in 1998. New Penn and Arnold Logistics are performing to management's expectations, and Arnold Transportation's performance improved during the year. Arnold Transportation has been positioned to improve its performance even more during 1999 and beyond. Accordingly, reflecting the Company's positive outlook for the future, Mr. Arnold's total compensation package was maintained near the positive level reflected by the 1997 compensation amount.

                         The Compensation Committee
                         Carlton E. Hughes
                         Arthur L. Peterson

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Hughes and Dr. Peterson are independent directors of the Company. They are not, and have not been, officers or employees of the Company or any of its subsidiaries.


          AMENDMENT AND RESTATEMENT OF THE COMPANY'S BYLAWS

     The Company's Board of Directors has recommended that the Bylaws of the Company be amended and restated in their entirety. The Bylaws establish procedural rules for the conduct of shareholders and board meetings, provide a general outline of the responsibilities of corporate officers, and set forth various other procedures and safeguards, including officer and director indemnification, etc. Over the years, the legislature of Pennsylvania, the Company's state of domicile, has enacted reforms to permit Pennsylvania corporations to operate with the same procedures and safeguards available to corporations incorporated under the laws of other states. The Company, when appropriate from time to time, has amended the Bylaws on a piecemeal basis to incorporate these reforms. The purpose of the current proposal to the shareholders is to consolidate all of the existing Bylaw provisions into a comprehensive set of bylaws, as well as to make minor additional reforms in compliance with current Pennsylvania law.

     The Board of Directors recommends a VOTE FOR approval of the proposal to amend and restate the Company's Bylaws in accordance with the form of Bylaws appended hereto as Appendix 1.


                         CERTAIN TRANSACTIONS

     The firm of Keefer Wood Allen & Rahal, LLP, of which
Heath L. Allen, a director of the Company, is a partner, received legal fees of approximately $253,678 for services performed in 1998 for the Company and its subsidiaries. It is anticipated that the Company and its subsidiaries will make payments to Keefer Wood Allen & Rahal, LLP, through 1999 for legal services to be performed.

     The firm of Walborn Shambach Associates, of which Ronald E. Walborn, a director of the Company, is President and Treasurer, received fees for management and other accounting services of approximately $523,950 for services performed in 1998 for the Company and its subsidiaries. It is anticipated that the Company and its subsidiaries will make payments to Walborn Shambach Associates through 1999 for management and accounting services to be performed.


                       INDEPENDENT ACCOUNTANTS

     The firm of PricewaterhouseCoopers LLP has served as independent certified public accountants to audit the books, records and accounts of the Company and its subsidiaries since
1991, the Company's last eight fiscal years.

     A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will be afforded an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     The Company presently intends to utilize Pricewaterhouse-Coopers LLP to serve as independent auditor for its 1999 fiscal year but has opted not to submit ratification of same to a vote of shareholders so as to maintain Board discretion in this matter.


            SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     The 2000 Annual Meeting of Shareholders will be held on or about May 3, 2000. Proposals of shareholders intended to be presented for action at that meeting must be submitted in writing and received by the Company at its corporate headquarters, 625 South Fifth Avenue, P. O. Box 210, Lebanon, PA, 17042-0210,
Attn: Corporate Secretary, not later than December 22, 1999, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting, in accordance with regulations governing the solicitation of proxies. It is suggested that a shareholder making a proposal submit the proposal by Certified Mail - Return Receipt Requested.

     The unamended Bylaws provide that nominations of candidates for election to the Board at an annual meeting, other than those made by or on behalf of existing management, must be made in writing and delivered or mailed to the Corporate Secretary not less than fifteen (15) nor more than fifty (50) days prior to that annual meeting.

               FORWARD-LOOKING STATEMENTS RISK FACTORS

     The nature of the Company's operations subject it to changing economic, competitive, regulatory and technological conditions, risks and uncertainties. In accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause future results to differ materially from the forward-looking statements, expectations and assumptions expressed or implied herein. Those include statements about our management confidence and strategies for performance; expectations for new and existing technologies and opportunities; and expectations for market segment and industry growth.

     These factors include, but are not limited to: (1) changes in the business environment in which the Company operates, including licensing restrictions, interest rates and capital costs; (2) changes in governmental laws and regulations, including taxes; (3) market and competitive changes, including market demand and acceptance for new services and technologies; and (4) other risk factors listed from time to time in the Company's SEC reports. The Company does not intend to update this information and disclaims any legal liability to the contrary.


                            OTHER MATTERS

     The Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the notice of the Annual Meeting and knows of no matters to be brought before the meeting by others. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy, or their substitutes, to vote said proxy in accordance with their best judgment on such matters.


     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE AVAILABLE AT THE ANNUAL MEETING. ANY SHAREHOLDER, UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, MAY OBTAIN A COPY OF THE COMPANY'S 10-K WITHOUT CHARGE.

                 By Order of the Board of Directors,

                            HEATH L. ALLEN
                              Secretary


Lebanon, Pennsylvania
April 2, 1999

                              APPENDIX 1

                    AMENDED AND RESTATED BYLAWS OF

                       ARNOLD INDUSTRIES, INC.
                            (May 5, 1999)

                         ARTICLE I - OFFICES
 1. The registered office of the corporation shall be at 625 South Fifth Avenue, Lebanon, Pennsylvania 17042.
 2. The corporation may also have offices at such other places as the Board of Directors may from time to time appoint or the business of the corporation may require.

                          ARTICLE II - SEAL
 1. The corporation seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Pennsylvania".


                ARTICLE III  - SHAREHOLDERS' MEETINGS
 1. Annual meetings of the shareholders shall be held at the Lebanon Country Club, Lebanon, Pennsylvania, or such other places, either within or without the Commonwealth of Pennsylvania, as may from time to time be designated by the Board of Directors.
 2. The annual meetings of the shareholders shall be held on the first Wednesday of May in each year if not a legal holiday, and if a legal holiday, then on the next business day following, at the time designated by the Board of Directors, when the shareholders shall transact such business as may properly be brought before the meeting. If the annual meeting shall not be called and held within six months after the designated time, any shareholder may call such meeting.
 3. Written notice of the annual meeting shall be mailed to each shareholder entitled to vote at such address as appears on the books of the corporation, at least ten (10) days prior to any meeting to consider a fundamental change or five (5) days prior to the meeting for any other purpose.
 4. Special meetings of the shareholders may be called at any time by the President, or the Board of Directors, or shareholders entitled to cast at least one fifth of the votes which all shareholders are entitled to cast at the particular meeting. At any time, upon written request of any person or persons who have duly called a special meeting, it shall be the duty of the Secretary to fix the time of the meeting which shall not be less than ten (10) nor more than sixty (60) days after receipt of the request.
     If the Secretary fails to fix such meeting date and give due notice thereof, the person or persons requesting the special meeting may do so.
 5. Business transacted at all special meetings shall be confined to the objects stated in the call and matters germane thereto.
 6. Written notice of a special meeting of the shareholders stating the time and place and object thereof, shall be mailed, postage prepaid, to each shareholder entitled to vote thereat at such address as appears on the books of the corporation, at least ten days before such meeting, unless a greater period of notice is required by statute in a particular case.
 7. The presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by law, by Articles of Incorporation or by these Bylaws. If, however, such quorum shall not be present or represented at any meeting of the shareholders, those entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite number of shares shall be present. In the case of any meeting called for the election of directors, adjournment or adjournments may be taken only from day to day until such directors have been elected, and those shareholders who attend the second of such adjourned meetings, although less than a quorum, shall nevertheless constitute a quorum for the purpose of electing directors.
 8. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors by the shareholders at any meeting called for that purpose. Nominations of persons for election to the Board may be made by the Board, by any nominating committee or person(s) appointed by the Board, by the persons named as proxies in the proxy card in the event an unexpected vacancy arises in the original slate of nominees and the Board neither designates a replacement nominee nor amends these Bylaws to eliminate that office of director for which the vacancy arose, or by any shareholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Paragraph 8. Such nominations, other than those made by or at the direction of the Board or by the persons named as proxies in the proxy card, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a shareholder's notice must be delivered to or mailed to and received by the Secretary at the principal executive office of the corporation with respect to (i) an election to be held at an annual meeting of shareholders, at least 45 days in advance of the date in the then-current year that corresponds to the date on which the corporation first mailed its Notice of Annual Meeting, Proxy Statement and proxy card for the prior year's annual meeting; provided, however, that if the Annual Meeting in then-current year is held more than 30 days before or after the date on which the previous year's annual meeting was held, then such notice shall be delivered to or mailed to and received by the Secretary at least 90 days in advance of the actual date of the Annual Meeting in the then-current year, or (ii) an election to be held at a special meeting of shareholders for the election of directors, the close of business on the 10th day following the day on which notice of the date of the meeting was mailed to shareholders or public disclosure was made, whichever first occurs. Such shareholder's notice to the Secretary shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person,
     (ii) the principal occupation or employment of the person,
     (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by the person,
     (iv) a description of all arrangements or understandings between the shareholder and the person pursuant to which the nomination is proposed to be made, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (or any successor act or regulation); and (b) as to the shareholder giving the notice, (i) the name and record address of such shareholder,
     (ii) the class and number of shares of capital stock of the corporation which are beneficially owned by such shareholder, and (iii) a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.
 9. At each meeting of the shareholders, every shareholder having the right to vote shall be entitled to vote in person or by proxy appointed by a written instrument or by telephonic or electronic ballot, subscribed to such shareholder and available to the Secretary at the meeting.
     No unrevoked proxy shall be valid after three years from the date of its execution, unless a longer time is expressly provided therein. In all elections for directors cumulative voting shall be allowed. Upon the affirmative vote of a majority of shareholders entitled to vote thereat before the voting begins, any such election for directors shall be by ballot. No share shall be voted at any meeting upon which any installment payment is due and unpaid. The original share ledger or transfer book or a duplicate thereof kept in this Commonwealth, shall be prima facie evidence of the right of the person named therein to vote thereon.
10. In advance of any meeting of shareholders, the Board of Directors may appoint judges of election, who need not be shareholders, to act at such meeting or any adjournment thereof. If judges of election be not so appointed, the chairman of any such meeting may, and on the request of any shareholder or his proxy shall, make such appointment at any meeting. The number of judges shall be one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares present and entitled to vote shall determine whether one or three judges are to be appointed. On request of the chairman of the meeting, or any shareholder or his proxy, the judges shall make a report in writing of any challenge or question or matter determined by them, and execute a certificate of any fact found by them. No person who is a candidate for office shall act as judge.
11. The officer or agent having charge of the transfer books shall make a complete list of the shareholders entitled to vote at each meeting of shareholders, arranged in alphabetical order, with the address of and the number of shares held by each. The list shall be produced and kept open at the time and place of the meeting, and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share ledger or transfer book, or duplicate thereof kept in this Commonwealth, shall be prima facie evidence as to who are the shareholders entitled to examine such list or share ledger or transfer book, or to vote in person or by proxy at any meeting of shareholders. Notwithstanding the provisions of this paragraph, if the corporation has 5,000 or more shareholders, the corporation need not provide a voting list but may instead make the same information available to shareholders by any other means.

                       ARTICLE IV  - DIRECTORS
 1. The business of the corporation shall be managed by its Board of Directors, not less than three (3) nor more than ten (10) in number, who need not be residents of this Commonwealth or shareholders in the corporation. The directors shall be classified into two (2) classes with respect to their terms of office. Each class shall be as nearly equal in number as possible. The term of office of at least one class of directors shall expire in each year. Upon initial classification, the directors in the first class shall be elected for a term of one year; the directors in the second class, for a term of two years. At each succeeding annual meeting for the election of directors, the successors to the directors whose terms expire in that year shall be elected for terms of two (2) years. Each class shall hold office until its successors are duly elected and qualified. Action to decrease the number of directors shall not have the effect of shortening the term of any incumbent director.
 2. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the shareholders.
 3. The meetings of the Board of Directors may be held at such time and place within this Commonwealth, or elsewhere, as a majority of the directors may from time to time appoint, or as may be designated in the notice calling the meeting.
 4. Special meetings of the Board may be called by the President on five days notice to each director, either personally, by mail or by facsimile; special meetings shall be called by the President or Secretary in like manner and on like notice on the written request of two directors.
 5. A majority of the directors in office shall be necessary to constitute a quorum for the transaction of business, and the acts of a majority of the directors present at a meeting at which a quorum is present shall be the acts of the Board of Directors. If all the

     Directors shall severally or collectively consent in writing to any action to be taken by the corporation, such action shall be a valid corporate action as though it had been authorized at a meeting of the Board of Directors.
 6. Any contract or other transaction between the corporation and one or more of its directors or between the corporation and any other corporation, firm or association of any type or kind in which one or more of its directors are directors or are otherwise interested, shall not be void or voidable solely by reason of such common directorship or interest, or solely because such director or directors are present at or participate in the meeting of the Board or a committee thereof which authorizes or approves the contract or transaction, or solely because his or their votes are counted for such purpose, if (a) the contract or other transaction is fair as to this corporation at the time it is authorized, approved or ratified, or (b) the material facts as to the common directorship or interest as to the contract or transaction are disclosed to or known by the Board of Directors or committee and the Board of Directors or committee authorizes, approves or ratifies the contract or transaction by affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, or (c) the material facts as to the common directorship or interest and as to the contract or transaction are disclosed to or known by the shareholders and they authorize, approve or ratify the contract or transaction in good faith.
 7. Directors shall be compensated for their services, and reimbursed for their expenses. The Board of Directors shall periodically determine a reasonable basis for compensation, and a majority of the Board of Directors must adopt any resolution determining compensation. The Board of Directors may, if it deems it appropriate, provide for reduced or no additional compensation for directors who are compensated employees of the corporation.
 8. No person who is or was a director of this corporation shall be personally liable for monetary damages for any action taken, or any failure to take any action, as a director, unless: (a) the director has breached or failed to perform the duties of his office; and (b) the director's breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. This provision of the Bylaws shall not apply to: (a) the responsibility or liability of a director pursuant to any criminal statute; or (b) the liability of a director for the payment of taxes pursuant to local, state or federal law. If Pennsylvania law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Pennsylvania law.

                        ARTICLE V  - OFFICERS
 1. The executive officers of the corporation shall be chosen by the directors and shall be a President, Secretary and Treasurer. The Board of Directors may also choose Vice Presidents, and such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall have such authority and shall perform such duties as from time to time shall be prescribed by the Board. Any two or more offices may be held by the same person, except the offices of President and Secretary. It shall not be necessary for the officers to be directors.
 2. The salaries of all executive officers of the corporation shall be fixed by the Board of Directors or by a compensation committee comprised of members of the Board.
 3. The officers of the corporation shall hold office for one year and until their successors are chosen and have
     qualified.   Any elected officer may resign at any time by
     giving written notice of such resignation to the Board or to the officer to whom he reports. Unless otherwise specified in such written notice, the resignation shall take effect upon receipt and shall not require acceptance in order to be effective. Any officer or agent elected or appointed by the Board if Directors may be removed by the Board of Directors whenever in its judgment the best interests of the corporation will be served thereby. The Board of Directors may permit any office of the corporation to remain unfilled, except as otherwise required by law, or the Board may fill any vacancy in such office.
 4. The President shall be the chief executive officer of the corporation. He shall preside at all meetings of the shareholders and directors; he shall have general and active management of the business of the corporation, and shall see that all orders and resolutions of the Board are carried into effect, subject, however, to the right of the directors to delegate any specific powers, except such as may be by statute exclusively conferred on the President, or to any other officer or officers of the corporation. He may execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation. He shall be EX-OFFICIO a member of all committees, and shall have the general powers and duties of supervision and management usually vested in the office of the President of a corporation.
 5. The Secretary shall attend all sessions of the Board and all meetings of the shareholders and act as clerk thereof, and record all the votes of the corporation and the minutes of all its transactions in a book to be kept for that purpose; and shall perform like duties for all committees of the Board of Directors when required. He shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors. He shall keep in safe custody the corporate seal of the corporation, and when authorized by the Board, affix the same to any instrument requiring it.
 6. The Treasurer shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation, and shall keep the moneys of the corporation in separate accounts to the credit of the corporation. He shall disburse the funds of the corporation as may be ordered by the Board or officers of the corporation, taking proper vouchers for such disbursements, and shall render to the President and directors, at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the corporation.

        ARTICLE VI - EXECUTIVE COMMITTEE AND OTHER COMMITTEES
 1. The Board of Directors, by resolution adopted by a majority of the entire Board of Directors, may appoint from among its members an Executive Committee and one or more other committees, each of which shall have one or more members. The Board may fill any vacancy in any committee; abolish any committee at its pleasure; and remove any director from membership on any committee at any time, with or without cause.
 2. Any committee of the Board of Directors shall not have authority to make, alter or repeal any bylaw of the corporation; create or fill vacancies in the Board; submit to shareholders any action that requires shareholders' approval; act on matters committed by the Bylaws or resolution of the Board to another committee of the Board; or amend or repeal any resolution theretofore adopted by the Board that by its terms is amendable or repealable only by the Board.
 3. Subject to the foregoing, the Executive Committee shall, during the intervals between meetings of the Board of Directors, have and may exercise all of the powers and authority of the Board of Directors, and any other committee of the Board of Directors shall have authority to the extent provided in the resolution adopted by the Board of Directors.
 4. The Executive Committee of the Board of Directors shall consist of at least three directors, including the President, the Treasurer, the Secretary and such other number of directors as the Board may appoint.
 5. Actions taken at a meeting of any committee or by written consent shall be reported to the Board at its next regular meeting following such committee meeting.
 6. The Board may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee or for the purposes of any written action by the committee.

                  ARTICLE VII - REMOVAL OF DIRECTORS
 1. A director of the corporation may be removed only for cause by the shareholders by the affirmative vote of the shareholders entitled to cast at least a majority of the votes which all shareholders would be entitled to cast at any annual election of directors. The Board of Directors may be removed at any time with or without cause by the unanimous vote or consent of shareholders entitled to vote thereon.
 2. The Board by the affirmative vote of a majority of the directors in office may remove a director if he be declared of unsound mind by an order of court, or convicted of felony, or for any other proper cause, or if, withing 60 days after notice of his election, he does not accept such office either in writing or by attending a meeting of the Board of Directors and fulfill such other requirements as the Bylaws may specify.

                      ARTICLE VIII  - VACANCIES
 1. If the office of any officer or agent, one or more, becomes vacant for any reason, the Board of Directors may choose a successor or successors, who shall hold office for the unexpired term in respect of which such vacancy occurred.
 2. Vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by a majority of the remaining members of the Board though less than a quorum, and each person so elected shall be a director until his successor is elected by the shareholders, who may make such election at the next annual meeting of the shareholders or at any special meeting duly called for that purpose and held prior thereto.

                   ARTICLE IX  - CORPORATE RECORDS
 1. There shall be kept at the registered office or principal place of business of the corporation an original or duplicate record of the proceedings of the shareholders and of the directors, and the original or a copy of its Bylaws, including all amendments or alterations thereto to date, certified by the Secretary of the corporation. An original or duplicate share register shall also be kept at the registered office or principal place of business or at the office of a transfer agent or registrar, giving the names of the shareholders, their respective addresses and the number and classes of shares held by each, the number and date of certificates issued for the shares, and the number and date of certificates issued for the shares, and the number and date of cancellation of every certificate surrendered for cancellation.
 2. Every shareholder shall, upon written verified demand, have a right to examine, in person or by agent or attorney, at any reasonable time or times, for any reasonable purpose, the share register, books or records of account, and records of the proceedings of the shareholders and directors, and make extracts therefrom.

                      ARTICLE X  - CAPITAL STOCK
 1. The shares of the corporation shall be represented by certificates or shall be uncertificated. Each registered holder of shares, upon request to the corporation, shall be provided a certificate of stock, representing the number of shares owned by such holder. Absent a specific request for such a certificate by the registered owner or transferee thereof, all shares shall be uncertificated upon the original issuance thereof by the corporation or upon the surrender of the certificate representing such shares to the corporation. Certificates for shares of the capital stock of the corporation shall be in such form as shall be approved by the Board of Directors. They shall be signed by or have engraved thereon a facsimile signature of the President and the Secretary or an Assistant Secretary, certifying the number and class of the corporation's shares held by such stockholder.
 2. The Board of Directors may, in its discretion, appoint responsible banks or trust companies or other appropriately qualified institutions to act as transfer agents and registrars of the stock of the corporation; and, upon such appointments being made, no stock certificate shall be valid until countersigned by one of such transfer agents and registered by one of such registrars. Where any such certificate is registered with the manual signature of a registrar, the countersignature of a transfer agent may be a facsimile or engraved, stamped or printed. The Board of Directors may also make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of uncertificated shares or certificates for shares of the capital stock of the corporation.
 3. Shares of stock may be transferred by delivery of the certificates therefor, accompanied by an assignment in writing on the back of the certificates or by written power of attorney to sell, assign and transfer the same, signed by the record holder thereof, upon receipt of proper transfer instructions from the owner of uncertificated shares, or upon the escheat of said shares under the laws of any state of the United States. In no event shall a transfer of shares affect the right of the corporation to pay any dividend upon the stock to the holder of record thereof for all purposes, and no transfer shall be valid, except between the parties thereto, until such transfer shall have been made upon the books of the corporation.
 4.  The Board of Directors may fix a time, not more than ninety
     (90) days, prior to the date of any meeting of shareholders, or the date fixed for the payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares will be made or go into effect, as a record date for the determination of the shareholders entitled to notice of, or to vote at, any such meeting, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect to any such change, conversion, or exchange of shares. In such case, only such shareholders as shall be shareholders of record on the date so fixed shall be entitled to notice of, or to vote at, such meeting or to receive payment of each dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after any record date fixed as aforesaid. If a record date is not fixed:
     (i) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held;
    (ii) The record date for determining shareholders entitled to express consent or dissent to corporate action in writing without a meeting, or to call a special meeting of the shareholders, or to propose an amendment to the articles shall be at the close of the business day on which the written request or petition is filed with the Secretary; and
   (iii) The record date for all other purposes shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
 5. Shares standing in the name of another corporation may be voted by any officer or agent or by proxy appointed by any officer or agent of such other corporation unless the Secretary of the corporation is furnished with a certified copy of a resolution of the corporation's board of directors or of a provision of its Articles or bylaws, designating another person to vote, and then the shares shall be voted only by that designated person.
 6. Shares standing in the name of a trustee or other fiduciary, and shares held by an assignee for the benefit of creditors or by a receiver, may be voted by the trustee, fiduciary, assignee or receiver.
 7. Where shares are held jointly or as tenants in common by two or more persons, as fiduciaries or otherwise, if only one or more of such persons is present in person or by proxy, all of the shares standing in the names of such persons shall be deemed to be represented for the purpose of determining a quorum and the corporation shall accept as the vote of all the shares the vote cast by him or a majority of them; and if such persons are equally divided upon whether to vote the shares or upon the manner of voting, the voting of the shares shall be divided equally among them; provided, that if there has been filed with the Secretary of the corporation a copy, certified by an attorney to be correct, of the relevant portions of the agreement under which the shares are held, or the instrument by which the trust or estate was created, or an Order of Court, the person or persons specified as having such voting power in the latest document so filed shall be entitled to vote the shares but only in accordance therewith.
 8. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee or a nominee of the pledgee.
 9. Any person claiming a share certificate to be lost or destroyed shall make an affidavit or affirmation of that fact and advertise the same in such manner as the Board of Directors may require, and shall give the corporation a bond of indemnity with sufficient surety to protect the corporation or any person injured by the issue of a new certificate from any liability or expense which it or they may incur by reason of the original certificate remaining outstanding, whereupon a new certificate may be issued for the same tenor and for the same number of shares as the one alleged to be lost or destroyed, but always subject to the approval of the Board of Directors.
10. Subject to the provisions of applicable statutes, the Board of Directors may declare and pay dividends upon the outstanding shares of the corporation out of its surplus from time to time and to such extent as the Board of Directors may deem advisable, in cash, property or shares of the corporation.
11. If the corporation acquires in any manner shares of its stock, such shares shall not vote or participate in dividends while held by the corporation, and shall be subject to disposition as authorized by the Board of Directors.

        ARTICLE XI - STANDARD OF CARE AND JUSTIFIABLE RELIANCE Directors and members of any committee of the Board of
Directors shall stand in a fiduciary relationship to the corporation and shall perform their duties in good faith, in a manner they reasonably believe to be in the best interests of the corporation, and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances. In performing their duties, directors and members of any such committee shall be entitled to rely in good faith on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by any of the following:
     (a) One or more officers or employees of the corporation whom the directors or members reasonably believe to be reliable and competent in the matters presented.
     (b) Counsel, public accountants or other persons as to matters which the directors or members reasonably believe to be within the professional or expert competence of such person.
     (c) A committee of the Board upon which they do not serve, duly designated in accordance with law, as to matters within its designated authority, which committee the directors or members reasonably believe to merit confidence.
     Directors or members shall not be considered to be acting in good faith if they have knowledge concerning the matter in question that would cause their reliance to be unwarranted.
     In discharging the duties of their respective positions, the Board of Directors, committees of the Board of Directors, and individual directors and members may, in considering the best interests of the corporation, consider to the extent they deem appropriate: (1) the effects of any action upon any and all groups affected by such action, including shareholders, employees, suppliers, customers and creditors of the corporation and upon communities in which offices or other establishments of the corporation are located; (2) the short-term and long-term interests of the corporation, including benefits that may accrue to the corporation from its long-term plans and the possibility that these interests may be best served by the continued independence of the corporation; (3) the resources, intent and conduct (past, stated and potential) of any person seeking to acquire control of the corporation; and (4) all other pertinent factors. The consideration of those factors shall not constitute a violation of the standard of care provided above. The Board of Directors, committees of the Board of Directors, and individual directors and members shall not be required, in considering the best interests of the corporation or the effects of any action, to regard any corporate interest or the interests of any particular group affected by such action as a dominant or controlling interest or factor.
     Absent breach of fiduciary duty, lack of good faith or self-dealing, actions taken as a director or member of a committee of the Board of Directors or any failure to take any action shall be presumed to be in the best interest of the corporation.
     Nothing in Article XI shall be deemed to limit the rights accorded to the Corporation and the Board of Directors under
Section 1715 of the Pennsylvania Business Corporation Law or any successor provision thereto.

                       ARTICLE XII  - INDEMNITY
 1. The corporation shall indemnify, to the extent permitted under these Bylaws, any person who was or is a party (other than a party plaintiff suing on his own behalf or in the right of the corporation), or who is threatened to be made such a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, but not limited to, an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer or employee of the corporation, or is or was serving at the request of the corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (such person being herein called an "Indemnified Person"), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding (herein called collectively the "Indemnified Liabilities"), unless the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted self-dealing, willful misconduct or recklessness. In addition, the corporation shall indemnify any Indemnified
     Person against the Indemnified Liabilities to the full extent otherwise authorized by Pennsylvania law, including, without limitation, the indemnification permitted by Sections 1741, et seq. of the Business Corporation Law.
 2. The corporation shall have power to indemnify any person who is or was an agent of the corporation, or is or was serving at the request of the corporation as an agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him by reason of his services on behalf of the corporation, except as prohibited by law.
 3. Expenses incurred by an officer, director, employee or agent in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding, as authorized in the manner provided in Paragraph 4 of this Article XII, upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this
     Article XII.
 4. (a) Any indemnification under Paragraph 1 of this Article (unless ordered by a court) shall be made by the corporation unless a determination is reasonably and promptly made that indemnification of the director, officer or employee is not proper in the circumstances because he has not satisfied the terms set forth in Paragraph 1.
     (b) Expenses shall be advanced by the corporation to a director, officer or employee upon a determination that such person is an Indemnified Person as defined in Paragraph 1 of this Article XII and has satisfied the terms set forth in Paragraph 3 of this Article XII.
     (c)  Any indemnification under Paragraph 2 of this
          Article XII or advancement of expenses to an agent under Paragraph 3 of this Article XII (unless ordered by a court) may be made upon a determination that the agent has satisfied the terms of Paragraphs 2 or 3, as applicable, and in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity or advancement of expenses.
     (d) All determinations under this Paragraph 4 shall be made: (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable, if a majority vote of a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the shareholders.

     (e) In the event the determination of entitlement to indemnification is to be made by independent legal counsel pursuant to Section 4(d) of this Article, a majority of such disinterested directors or, if the disinterested directors do not constitute a quorum of the Board of Directors, a majority of the Board of Directors shall select the independent legal counsel, but only independent legal counsel to which the Indemnified Person does not reasonably object; provided, however, that if a change in control shall have occurred, the Indemnified Person shall select such independent legal counsel to which a majority of the disinterested directors or, if the disinterested directors do not constitute a quorum of the Board of Directors, a majority of the Board of Directors does not reasonably object.
 5. The indemnification provided by this Article XII shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in their official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
 6. The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article XII.

               ARTICLE XIII  - MISCELLANEOUS PROVISIONS
 1. All checks or demands for money and notes of the corporation shall be signed by such officer or officers as the Board of Directors may from time to time designate.
 2. The fiscal year of the corporation shall begin on the first day of January each year.
 3. Whenever written notice is required to be given to any person, it may be given to such person, either personally or by sending a copy thereof through the mail, or by facsimile, charges prepaid, to his address appearing on the books of the corporation, or supplied by him to the corporation for the purpose of notice. If the notice is sent by mail or by facsimile, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or when transmitted to such person by facsimile. Such notice shall specify the place, day and hour of the meeting and, in the case of a special meeting of shareholders, the general nature of the business to be transacted.
 4. Whenever any written notice is required by statute, or by the Articles or Bylaws of this corporation, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Except in the case of a special meeting of shareholders, neither the business to be transacted at nor the purpose of the meeting need be specified in the waiver of notice of such meeting. Attendance of a person, either in person or by proxy, at any meeting shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened.
 5. One or more directors or shareholders may participate in a meeting of the shareholders, the Board of Directors or of a committee of the Board of Directors by means of conference telephone, video conference or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participants in a meeting pursuant to this Paragraph 5 shall constitute presence in person at such meeting.
 6. Any provision of these Bylaws granting authority to the Board of Directors shall not be construed as indicating that such authority may not be delegated by the Board of Directors to a committee to the extent authorized by the Pennsylvania Business Corporation Law, or any successor statute thereto, and these Bylaws.
 7. References in these Bylaws to the masculine shall be deemed to include the feminine.

                   ARTICLE XIV  - ANNUAL STATEMENT
 1. The President and Board of Directors shall present at each annual meeting of shareholders a full and complete statement of the business and affairs of the corporation for the preceding year. Such statement shall be prepared and presented in whatever manner the Board of Directors shall deem advisable.

                       ARTICLE XV  - AMENDMENTS
 1. These Bylaws may be altered, amended or repealed by the affirmative vote of two-thirds of the Board of Directors entitled to vote thereat at any regular or special meeting of the Board of Directors, if notice of the proposed alteration, amendment, or repeal be contained in the notice of the meeting, unless the subject matter of a particular Bylaw is expressly reserved by statute for the shareholders. Any Bylaw altered, amended or repealed by the Board of Directors may be reversed, repealed or amended by the affirmative vote of a majority of shareholders entitled to vote thereat at any regular or special meeting of the shareholders, if notice of the proposed reversal, repeal or amendment be contained in the notice of the meeting.

                              APPENDIX 2

                                REVOCABLE PROXY
                            ARNOLD INDUSTRIES, INC.

X  PLEASE MARK VOTES
   AS IN THIS EXAMPLE
                             ANNUAL MEETING OF SHAREHOLDERS
                                      May 5, 1999

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Arnold Industries, Inc., to be held on Wednesday, May 5, 1999, at 10:00 a.m., at the Lebanon Country Club, 3375 West Oak Street, Lebanon, Pennsylvania, and the proxy statement for said meeting attached thereto, and hereby appoints Kenneth F. Leedy or Heath L. Allen, or either of them, proxies to vote and act at the 1999 Annual Meeting of Shareholders or at any adjournment or adjournments thereof, on any business that may properly come before such meeting, including taking action on Items 1 and 2 set forth in the next column.


                                               With-     For All
1.  Election of Directors           For        hold      Except
    of the Company:                 _____      _____     _____

     Kenneth F. Leedy, Heath L. Allen and Carlton E. Hughes

INSTRUCTION:  To withhold authority to vote for any nominee, mark
"For All Except" and write that nominee's name in the space
provided below.
________________________________________________________________

2.  With respect to the             For       Against   Abstain
    amendment and restatement       _____     _____      _____
    of the Company's Bylaws

3.  With respect to the use of      For       Against   Abstain
    their discretion in such        _____     _____      _____
    other business as may come
    before the meeting or any
    adjournments thereof.

The stock covered by this proxy will be voted in accordance with specifications made. IF NO SPECIFICATION IS MADE, THE PROXIES
ARE APPOINTED WITH AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTORS AND IN FAVOR OF PROPOSALS 2 and 3.

     Please sign your proxy exactly as your name appears on the certificate. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If owner is a corporation, sign full corporate name by a duly authorized officer.


If two or more persons are named as owners, both or all should sign.


Please be sure to sign and date               Date
this Proxy in the box below.                  ___________________




                  THIS PROXY IS SOLICITED ON BEHALF
               OF THE REGISTRANT'S BOARD OF DIRECTORS.

_________________________________________________________________
Shareholder sign above              Co-holder (if any) sign above